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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 24, 2004
                                                        ------------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                -----------------------------------------------
                (Exact name of registrant specified in Charter)

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
     Delaware                   333-112231                   13-3416059
---------------------          ------------              -------------------
    (State or other            (Commission                 (IRS Employer
     jurisdiction of           File Number)              Identification No.)
     incorporation)
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
               250 Vesey Street
      4 World Financial Center 28th Floor                   10080
              New York, New York
   ------------------------------------------              --------
    (Address of principal executive offices)               Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357


                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  Other Events

         Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"),Merrill Lynch Mortgage Investors, Inc. (the
"Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Terwin
Mortgage Trust, Asset-Backed Certificates, Series TMTS 2004-11HE (the
"Certificates").

         Incorporation of Certain Documents by Reference

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.1.

         The consolidated financial statements of Financial Security Assurance
Inc. ("FSA") and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the fiscal year ended December 31, 2003 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheets, statements of operations and comprehensive income, and statements of cash flows of FSA and subsidiaries for the three months ended June 30, 2004 and 2003, included in the Quarterly Report on Form 10-Q of Financial Security Assurance
Holdings Ltd. for the period ended June 30, 2004, are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement related to Terwin Mortgage
Trust, Asset-Backed Certificates, Series TMTS 2004-11HE, is attached hereto as
Exhibit 23.1.


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ITEM 9.01.    Financial Statements and Exhibits.


              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    23.1     Consent of PricewaterhouseCoopers LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By:    /s/ Matthew Whalen
                                                 ------------------
                                          Name:  Matthew Whalen
                                          Title: President

Date:  September 28, 2004


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                                INDEX TO EXHIBITS

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
Exhibit No.                 Description                                                  Page
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
(23.1)                      Consent of PricewaterhouseCoopers LLP                        6
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